                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 1, 2006

                    AFFINIA GROUP INTERMEDIATE HOLDINGS INC.
                               AFFINIA GROUP INC.

             (Exact name of Registrant as specified in its charter)

     DELAWARE                 333-128166-10                       34-2022081

     DELAWARE                  333-128166                         20-1483322

 (State or other           (Commission File Number)             (IRS Employer
 jurisdiction of                                               Identification
  incorporation)                                                    Number)

1101 TECHNOLOGY DRIVE, ANN ARBOR, MICHIGAN                           48108

(Address of principal executive offices)                          (Zip Code)

                                 (734) 827-5400

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Affinia Group Inc. and Affinia Group Intermediate Holdings Inc. (together, the
"Company") are filing this Form 8-K/A to amend the Company's Current Report on
Form 8-K filed on December 15, 2005, in order to update certain disclosures therein with respect to the Company's comprehensive restructuring strategy (the
"Restructuring").

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.05 - COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

As part of its previously announced Restructuring, the Company today announced its decision to close its McHenry, Illinois, Erie, Pennsylvania and North East,
Pennsylvania facilities in North America. The press release announcing these closures is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company expects the closure of these facilities to be completed by the end of 2006. These actions are expected to result in the Company incurring pre-tax charges of approximately $15 million, of which approximately
70% will be future cash expenditures. Employee severance costs, asset impairment charges related to fixed assets, lease termination costs and environmental remediation, site clearance and repair costs will each represent approximately
40%, 30%, 15% and 15%, respectively, of the estimated $15 million charge with respect to these facilities. The Company expects that it will recognize $7 million of these charges in the first quarter of 2006 and the balance during the remainder of 2006.

The Company also announced its intent to sell its foundries located in Sudbury and St. Catharines, Ontario, and its machining plant in Waupaca, Wisconsin.

The Company continues to expect that it will incur total pre-tax costs of up to
$152 million in connection with the Restructuring. The Company also continues to expect that the major components of such costs will be employee severance costs, asset impairment charges related to fixed assets and environmental remediation, site clearance and repair costs, each of which should represent approximately
38%, 20% and 13% respectively, of the total cost of the Restructuring. Of these costs, the employee severance and environmental remediation, site clearance and repair costs generally represent cash charges, while the asset impairment charges are non-cash. The Company estimates that approximately 72% of the total costs related to the Restructuring (or approximately $110 million) will result in future cash expenditures. The Company still expects to complete the remainder of the Restructuring program in 2006 and 2007.

The Company will file its Annual Report on Form 10-K for the year ended December
31, 2005 on or about March 31, 2006. Such filing will contain information regarding the Restructuring charges recorded by the Company in the fourth quarter of 2005.

All discussions of costs and time periods set forth in this amended Current
Report are estimates which, while based on the Company's current expectations, are subject to change. See "Forward Looking Statements" below.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this amended Current Report, the words "estimates," "expects," "intends," and variations of such words or similar

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expressions are intended to identify forward-looking statements. All forward-looking statements are based upon the Company's current expectations and various assumptions. The Company's expectations and beliefs are expressed in good faith and the Company believes there is a reasonable basis for them.
However, the Company cannot make any assurances that these expectations and beliefs will be achieved.

There are a number of risks and uncertainties that could cause the Company's actual results to differ materially from the forward-looking statements contained in this amended Current Report. Important factors that could cause the
Company's actual results to differ materially from the forward-looking statements made in this amended Current Report are contained in the Company's filings with the Securities and Exchange Commission under the heading "Risk
Factors" and include, among other risks: the Company's substantial leverage;
limitations on flexibility in operating the Company's business contained in its debt agreements; pricing pressure; the shift in demand from premium to economy brands; the Company's dependence on its largest customers; increasing costs for manufactured components, raw materials, crude oil and energy prices; the
Company's transformation to a separate, stand-alone company; the Company's ability to achieve cost savings from the planned Restructuring; the consolidation of distributors; "pay-on-scan" programs and expansion of return polices; risks associated with the Company's non-U.S. operations; product liability and customer warranty and recall claims; changes to environmental and automotive safety regulations; non-performance by, or insolvency of, the
Company's suppliers; the threat of work stoppages and other labor disputes;
challenges to the Company's intellectual property portfolio; and changing distribution channels. There may be other factors that may cause actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this amended Current Report and are expressly qualified in their entirety by the cautionary statements included in this amended Current Report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

ITEM 2.06 - MATERIAL IMPAIRMENTS.

The information set forth under Item 2.05 relating to impairment charges is incorporated herein by reference.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

        99.1      Press Release of Affinia Group Inc. dated March 1, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AFFINIA GROUP INTERMEDIATE HOLDINGS INC.
                                        AFFINIA GROUP INC.

Date: March 3, 2006                            By: /s/  Steven E. Keller
                                                   -----------------------------
                                                   Name:  Steven E. Keller
                                                   Title:   General Counsel

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                                  EXHIBIT INDEX

        99.1      Press Release of Affinia Group Inc. dated March 1, 2006.